CONVERTIBLE BONDS	12 Months Ended
Dec. 31, 2016
CONVERTIBLE BONDS
CONVERTIBLE BONDS
14. CONVERTIBLE BONDS

On June 10, 2011, the Company issued RMB227,155,436 (US$35,000,000) in convertible bonds (“CB”) due in June 2013 for cash of RMB181,603,636 (US$28,000,000) and the conversion of previously issued 2011 Notes to both existing shareholders and new investors. The CBs were guaranteed by the Founder, Ray Ruiping Zhang, and bore cash interest at 8% per annum payable annually.

Modification of CB

The Company’s CB with a total principal amount of US$35,000,000 matured on June 10, 2013. On that day, the Company repaid US$17,000,000 of CB in cash based on the proportionate Redemption Amount under the original terms of the CB. The holders of remaining US$18,000,000 CB, all of which were also holders of the Series A through Series C Preferred Shares, agreed to extend the maturity date of the CB to July 10, 2013 with no interest charged during the extension period. On July 10, 2013, the Company and the CB holders agreed to extend the maturity of the US$18,000,000 CB for an additional month and granted the Company the option to repay the CB in cash or through issuance of common shares at a per share price of US$3.89. Subsequently, the parties then agreed to extend the maturity date until ongoing negotiations were completed amongst investors of 2013 Notes, CB and Preferred Shares (see Note 15). Those ongoing negotiations were completed on October 9, 2013 when the Company modified the CB conversion clause such that the CB was convertible into Class A shares (see Note 15). On the same day, immediately after the conversion clause modification, the CB (including principal and unpaid accrued interest), along with 2013 Notes, was converted to 10,427,373 shares of Class A shares in total as agreed by the holders of outstanding CB and 2013 Notes. Additionally, on the same day, all of the CB holders also agreed to extend the redemption date of their Preferred Shares.

The Company assessed the accounting impact of each amendment resulting from the broader negotiations between the Company and the Preferred Shareholders who were also holders of the CB. The Company first accounted for the extension of maturity for one month as a debt modification given the immaterial change in the timing of cash flows (without the impact of the conversion option) and in the fair value of the embedded conversion option due to the one-month extension. The Company then evaluated the second amendment in July 2013 and concluded that the second amendment should be treated as an extinguishment of the CB due to the substantive conversion feature added. Given that all of the CB holders were also existing preferred shareholders, the modification of the CB was accounted for as a capital transaction and the Company recognized a deemed contribution from the CB holders of RMB16,750,848 (US$2,717,000). Lastly, when the Company finalized its negotiations with the CB, 2013 Notes and Preferred Shareholders, the Company agreed to modify the conversion clause in order for the CB to become convertible into Class A shares in October 2013, such conversion option was exercised on the same day and the issuance of Class A shares was a legal extinguishment of the CB. Since the last negotiation was merely a continuation of the prior negotiations and all of the CB holders were also holders of Preferred Shares that were modified concurrently as part of a broader equity restructuring, the Company recorded a deemed distribution to the CB holders of RMB21,124,835 (US$3,448,215) in connection with the amendment of the conversion clause.